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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of Earliest Event Reported): February 18, 2004

                         HUGHES ELECTRONICS CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


             0-26035                                     52-1106564
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    (Commission File Number)                (I.R.S. Employer Identification No.)

     2250 EAST IMPERIAL HIGHWAY
      EL SEGUNDO, CALIFORNIA                                90245
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 (Address of Principal Executive offices)                 (Zip Code)

                                 (310) 964-0808
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               (Registrant's Telephone Number, Including Area Code

                                 NOT APPLICABLE
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          (Former Name or Former Address, if changed Since Last Report)

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ITEM 5.    OTHER EVENTS.

           As previously reported, on December 22, 2003, Hughes Electronics Corporation, General Motors Corporation and The News Corporation Limited announced the completion of a series of transactions that resulted in the separation of Hughes from GM and the acquisition by News Corp. of 34% of the common stock of Hughes.

           Hughes will conduct the first annual meeting of its stockholders as a publicly-traded company on June 2, 2004. Hughes' amended and restated bylaws establish an advance notice procedure with regard to certain matters to be brought before an annual meeting of stockholders. In general, notice must be received by the Secretary of Hughes not less than 120 days nor more than 150 days prior to the anniversary of the date on which Hughes first mailed its proxy materials for the preceding year's annual meeting and the notice must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. However, because this is Hughes' first annual meeting of stockholders as a publicly-traded company, the time periods in this provision will not be applicable this year. For the purposes of Hughes' 2004 Annual Meeting, a stockholder's notice must be received by Hughes no later than March 1, 2004.

           All notices of proposals by stockholders, whether or not to be included in Hughes' proxy materials, should be sent to the attention of the Secretary of Hughes at 2250 East Imperial Highway, El Segundo, CA 90245.



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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HUGHES ELECTRONICS CORPORATION


Date:      February 18, 2004          By:   /s/  Larry D. Hunter
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                                          Name:   Larry D. Hunter
                                          Title:  Executive Vice President,
                                                  General Counsel and Secretary





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